                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                October 7, 1999
                       (Date of earliest event reported)

                      KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)




         DELAWARE                        1-11234                 76-0380342
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)



                           1301 McKinney, Suite 3400
                              Houston, Texas 77010
          (Address of principal executive offices, including zip code)


                                  713-844-9500
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On October 7, 1999, Kinder Morgan, Inc., a Kansas corporation formerly known as K N Energy, Inc. ("Kinder Morgan - Kansas"), consummated its acquisition of Kinder Morgan, Inc., a Delaware corporation ("Kinder Morgan - Delaware"), the sole stockholder of Kinder Morgan G.P., Inc. ("KMGP"), the general partner of Kinder Morgan Energy Partners, L.P. (the "Partnership"). Pursuant to the Agreement and Plan of Merger dated July 8, 1999, as amended by the First Amendment to the Merger Agreement dated August 20, 1999 (the "Merger Agreement"), by and among Kinder Morgan - Kansas, Rockies Merger Corp., a Delaware corporation and wholly-owned subsidiary of Kinder Morgan - Kansas ("Merger Sub"), and Kinder Morgan - Delaware, among other things, Merger Sub was merged with and into Kinder Morgan - Delaware, with Kinder Morgan - Delaware as the surviving corporation (the "Merger"). In conjunction with the Merger, Kinder Morgan - Kansas changed its name from "K N Energy, Inc." to "Kinder Morgan, Inc."

         Pursuant to the terms of the Merger Agreement, each outstanding share of common stock, par value $0.01 per share, of Kinder Morgan - Delaware was converted into 3,917.957 shares of common stock, par value $5.00 per share, of Kinder Morgan - Kansas ("KMI Common Stock"), resulting in an issuance of 41,483,323 shares of KMI Common Stock. As a result of the consummation of the Merger Agreement, Kinder Morgan - Kansas indirectly acquired control of KMGP, which continues as the general partner of the Partnership.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  The following materials are filed as exhibits to this Current Report on Form 8-K.

         Exhibit
         Number                     Description
         -------                    -----------

           99.1     Press Release of Kinder Morgan - Kansas issued October 7,
                    1999.

                               S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KINDER MORGAN ENERGY PARTNERS, L.P.
                                       (A Delaware Limited Partnership)

                                       By: KINDER MORGAN G.P., INC.,
                                           its general partner


         Dated: October 21, 1999           By: /s/ JOSEPH LISTENGART
                                              ---------------------------
                                              Joseph Listengart
                                              Vice President, General Counsel
                                              and Secretary

                                 EXHIBIT INDEX

         Exhibit
         Number                   Description
         -------                  -----------
          99.1         Press Release of Kinder Morgan - Kansas issued October 7,
                       1999.